NATIONWIDE MUTUAL FUNDS
Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Supplement dated March 12, 2020
to the Summary Prospectus dated February 28, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on March 11, 2020, the Board approved the termination of Ziegler Capital Management, LLC (“Ziegler”) as the subadviser to the Nationwide Ziegler NYSE Arca Tech 100 Index Fund (the “Fund”), and the appointment of Mellon Investments Corporation (“Mellon”) as the Fund’s new subadviser, effective on or about May 21, 2020 (the “Effective Date”).

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The Fund is renamed the “Nationwide NYSE Arca Tech 100 Index Fund.” All references to the Fund’s former name in the Summary Prospectus are replaced accordingly.

b.	The table under the heading “Fees and Expenses” on page 2 of the Summary Prospectus is hereby deleted and replaced with the following:

	Class A Shares	Class C Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or sale price, whichever is less)	None	1.00%	None	None
Management Fees(1)	0.22%	0.22%	0.22%	0.22%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.19%	0.19%	0.10%	0.21%
Total Annual Fund Operating Expenses	0.66%	1.41%	0.32%	0.43%
(1)	“Management Fees” has been restated to reflect the reduction of contractual investment advisory fees, effective May 21, 2020.

c.	The table under the heading “Example” on page 2 of the Summary Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$639	$774	$922	$1,350
Class C Shares	244	446	771	1,691
Class R6 Shares	33	103	180	406
Institutional Service Class Shares	44	138	241	542

You would pay the following expenses on the same investment if you did not sell your shares:
	1 Year	3 Years	5 Years	10 Years
Class C shares	$144	$446	$771	$1,691

d.	The information under the heading “Portfolio Management – Subadviser” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Mellon Investments Corporation

e.	The table under the heading “Portfolio Management – Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Karen Wong, CFA	Managing Director, Head of Index Portfolio Management	Since 2020
Richard A. Brown, CFA	Managing Director, Co-Head of Equity Index Portfolio Management	Since 2020
Thomas Durante, CFA	Managing Director, Co-Head of Equity Index Portfolio Management	Since 2020

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Mellon.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE